AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2026	2025	Change	2026	2025	Change
Operating Revenues
Service	$25,977	$25,292	2.7%	$51,455	$50,430	2.0%
Equipment	5,581	5,555	0.5%	11,609	11,043	5.1%
Total Operating Revenues	31,558	30,847	2.3%	63,064	61,473	2.6%

Operating Expenses
Cost of revenues
Equipment	5,741	5,738	0.1%	12,046	11,432	5.4%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,306	6,412	(1.7)%	12,567	12,751	(1.4)%
Selling, general and administrative	7,221	6,945	4.0%	14,537	14,090	3.2%
Asset impairments and abandonments and restructuring	286	—	—%	286	504	(43.3)%
Depreciation and amortization	4,966	5,251	(5.4)%	9,932	10,441	(4.9)%
Total Operating Expenses	24,520	24,346	0.7%	49,368	49,218	0.3%
Operating Income	7,038	6,501	8.3%	13,696	12,255	11.8%
Interest Expense	1,883	1,655	13.8%	3,696	3,313	11.6%
Equity in Net Income (Loss) of Affiliates	(29)	485	—%	(70)	1,925	—%
Other Income (Expense) — Net	696	767	(9.3)%	1,290	1,222	5.6%
Income from Continuing Operations Before Income Taxes	5,822	6,098	(4.5)%	11,220	12,089	(7.2)%
Income tax expense on continuing operations	784	1,237	(36.6)%	1,963	2,536	(22.6)%
Income From Continuing Operations	5,038	4,861	3.6%	9,257	9,553	(3.1)%
Loss from discontinued operations, net of tax	(28)	—	—%	(66)	—	—%
Net Income	5,010	4,861	3.1%	9,191	9,553	(3.8)%
Net Income Attributable to Noncontrolling Interest	(383)	(361)	(6.1)%	(735)	(702)	(4.7)%
Net Income Attributable to AT&T	$4,627	$4,500	2.8%	$8,456	$8,851	(4.5)%
Preferred Stock Dividends and Redemption Gain	(36)	(36)	—%	(72)	8	—%
Net Income Attributable to Common Stock	$4,591	$4,464	2.8%	$8,384	$8,859	(5.4)%

Basic Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.66	$0.62	6.5%	$1.21	$1.22	(0.8)%
Loss from discontinued operations	—	—	—%	(0.01)	—	—%
	$0.66	$0.62	6.5%	$1.20	$1.22	(1.6)%
Weighted Average Common Shares Outstanding (000,000)	6,938	7,209	(3.8)%	6,977	7,211	(3.2)%
Diluted Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.66	$0.62	6.5%	$1.21	$1.22	(0.8)%
Loss from discontinued operations	—	—	—%	(0.01)	—	—%
	$0.66	$0.62	6.5%	$1.20	$1.22	(1.6)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,946	7,219	(3.8)%	6,987	7,221	(3.2)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Jun. 30,	Dec. 31,
	2026	2025
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$17,570	$18,234
Accounts receivable – net of related allowances for credit loss of $372 and $429	8,521	8,843
Inventories	2,368	2,420
Prepaid and other current assets	23,375	19,235
Total current assets	51,834	48,732
Property, Plant and Equipment – Net	134,215	131,559
Goodwill – Net	63,865	63,425
Licenses – Net	129,123	128,148
Other Intangible Assets – Net	6,063	5,254
Investments in and Advances to Equity Affiliates	1,130	1,106
Operating Lease Right-Of-Use Assets	22,781	22,642
Other Assets	19,348	19,332
Total Assets	$428,359	$420,198
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,323	$9,011
Accounts payable and accrued liabilities	38,049	38,514
Advanced billings and customer deposits	4,065	4,266
Dividends payable	1,945	1,989
Total current liabilities	53,382	53,780
Long-Term Debt	134,631	127,089
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	60,401	58,312
Postemployment benefit obligation	8,267	8,478
Operating lease liabilities	18,934	18,943
Other noncurrent liabilities	24,305	25,104
Total deferred credits and other noncurrent liabilities	111,907	110,837
Redeemable Noncontrolling Interest	2,005	2,001
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,161	106,533
Retained earnings	20,293	15,768
Treasury stock	(22,446)	(18,529)
Accumulated other comprehensive income (loss)	(1,185)	(860)
Noncontrolling interest	15,990	15,958
Total stockholders’ equity	126,434	126,491
Total Liabilities and Stockholders’ Equity	$428,359	$420,198

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2026	2025
Operating Activities
Income from continuing operations	$9,257	$9,553
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	9,932	10,441
Provision for uncollectible accounts	1,149	1,037
Asset impairments and abandonments and restructuring	286	504
Pension and postretirement benefit expense (credit)	(791)	(794)
Net (gain) loss on investments	(170)	(31)
Changes in operating assets and liabilities:
Receivables	(418)	(247)
Equipment installment receivables and related sales	(176)	1,115
Contract asset and cost deferral	(464)	(299)
Inventories, prepaid and other current assets	320	(317)
Accounts payable and other accrued liabilities	(2,565)	(4,440)
Changes in income taxes	1,829	1,663
Postretirement claims and contributions	(264)	(103)
Other - net	471	730
Total adjustments	9,139	9,259
Net Cash Provided by Operating Activities from Continuing Operations	18,396	18,812

Investing Activities
Capital expenditures	(10,577)	(9,174)
Acquisitions, net of cash acquired	(2,725)	(48)
Dispositions	747	40
(Purchases), sales and settlements of securities - net	(24)	(1,084)
Other - net	(654)	(778)
Net Cash Used in Investing Activities from Continuing Operations	(13,233)	(11,044)

Financing Activities
Issuance of long-term debt	14,037	6,429
Repayment of long-term debt	(5,398)	(1,620)
Payment of vendor financing	(643)	(423)
Redemption of preferred stock	—	(2,075)
Purchase of treasury stock	(4,669)	(1,179)
Issuance of treasury stock	1	17
Issuance of preferred interests in subsidiary	—	2,221
Dividends paid	(3,973)	(4,135)
Other - net	(772)	167
Net Cash Used in Financing Activities from Continuing Operations	(1,417)	(598)
Net increase in cash and cash equivalents and restricted cash from continuing operations	3,746	7,170
Cash flows from Discontinued Operations:
Cash provided by operating activities	31	—
Cash used in investing activities	(4,363)	—
Cash used in financing activities	—	—
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	(4,332)	—
Net increase (decrease) in cash and cash equivalents and restricted cash	$(586)	$7,170
Cash and cash equivalents and restricted cash beginning of year	18,527	3,406
Cash and Cash Equivalents and Restricted Cash End of Period	$17,941	$10,576

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period			Percent
	2026	2025	Change	2026	2025		Change
Capital expenditures
Purchase of property and equipment	$5,651	$4,857	16.3%	$10,486	$9,097		15.3%
Interest during construction	49	40	22.5%	91	77		18.2%
Total Capital Expenditures	$5,700	$4,897	16.4%	$10,577	$9,174		15.3%

Acquisitions, net of cash acquired
Business acquisitions	$35	$—	—%	$1,691	$—		—%
Spectrum acquisitions	16	13	23.1%	1,034	14		—%
Interest during construction - spectrum	—	15	—%	—	34		—%
Total Acquisitions	$51	$28	82.1%	$2,725	$48		—%

Cash paid for interest	$1,798	$1,512	18.9%	$3,734	$3,316		12.6%

Cash paid for income taxes, net of (refunds)	$90	$869	(89.6)%	$91	$880		(89.7)%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.5550	$0.5550		—%

End of Period Common Shares Outstanding (000,000)				6,879	7,161		(3.9)%
Debt Ratio				52.8%	51.7%	110	BP
Total Employees				130,870	137,550		(4.9)%

ADVANCED CONNECTIVITY SEGMENT

The segment provides domestic 5G and fiber-based wireless, internet and other advanced connectivity services to consumer and business customers.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2026	2025	Change	2026	2025	Change
Operating Revenues
Wireless service	$17,413	$16,853	3.3%	$34,354	$33,504	2.5%
Advanced home internet	2,926	2,299	27.3%	5,725	4,497	27.3%
Business fiber and advanced connectivity	1,946	1,769	10.0%	3,828	3,524	8.6%
Business transitional and other	1,042	1,249	(16.6)%	2,125	2,543	(16.4)%
Other service	151	164	(7.9)%	309	326	(5.2)%
Total Service Revenues	23,478	22,334	5.1%	46,341	44,394	4.4%
Equipment	5,137	5,163	(0.5)%	10,745	10,295	4.4%
Total Segment Operating Revenues	28,615	27,497	4.1%	57,086	54,689	4.4%

Operating Expenses
Operations and support	16,583	16,356	1.4%	33,496	32,603	2.7%
Depreciation and amortization	4,687	5,035	(6.9)%	9,392	10,008	(6.2)%
Total Segment Operating Expenses	21,270	21,391	(0.6)%	42,888	42,611	0.7%
Operating Income	$7,345	$6,106	20.3%	$14,198	$12,078	17.6%

Operating Income Margin	25.7%	22.2%	350 BP	24.9%	22.1%	280 BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2026	2025	Change
Retail Wireless Subscribers[1]	109,800	108,696	1.0%
Phone	91,439	90,501	1.0%
Postpaid phone	74,921	73,408	2.1%
Prepaid phone	16,518	17,093	(3.4)%
Other	18,361	18,195	0.9%

Second Quarter	Percent	Six-Month Period	Percent
2026	2025	Change	2026	2025	Change
Retail Wireless Net Adds[1,2]	549	327	67.9%	707	583	21.3%
Phone	436	367	18.8%	658	671	(1.9)%
Postpaid phone	432	401	7.7%	726	725	0.1%
Prepaid phone	4	(34)	—%	(68)	(54)	(25.9)%
Other	113	(40)	—%	49	(88)	—%

Phone churn[3]	1.12%	1.17%	(5)	BP	1.16%	1.15%	1	BP
Postpaid phone churn[3]	0.86%	0.87%	(1)	BP	0.87%	0.85%	2	BP
Prepaid phone churn[3]	2.30%	2.43%	(13)	BP	2.46%	2.49%	(3)	BP
[1]Wireless subscribers and net additions exclude customers with free lines provided under promotional pricing until such lines are converted to paying lines.
[2]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity.
[3]Calculated by dividing the aggregate number of wireless subscribers who canceled service during a month by the total number of wireless subscribers at the beginning of that month. The churn rate for the period is equal to the average of the churn rate for each month of that period.

June 30,	Percent
2026	2025	Change
Internet Connections	15,479	11,952	29.5%
Fiber	12,868	10,480	22.8%
AT&T Fiber	12,144	9,835	23.5%
AT&T Business Fiber[1]	724	645	12.2%
Fixed Wireless	2,611	1,472	77.4%
AT&T Internet Air (AIA)	1,951	1,006	93.9%
Business Fixed Wireless[2]	660	466	41.6%

Second Quarter	Percent	Six-Month Period	Percent
2026	2025	Change	2026	2025	Change
Internet Net Adds[3]	646	509	26.9%	1,230	1,025	20.0%
Fiber	367	269	36.4%	659	552	19.4%
AT&T Fiber	344	243	41.6%	617	504	22.4%
AT&T Business Fiber[1]	23	26	(11.5)%	42	48	(12.5)%
Fixed Wireless	279	240	16.3%	571	473	20.7%
AT&T Internet Air (AIA)	215	203	5.9%	454	384	18.2%
Business Fixed Wireless[2]	64	37	73.0%	117	89	31.5%
[1]Includes fiber broadband internet for businesses and excludes dedicated and ethernet fiber.
[2]Includes AT&T Internet Air for Business and historical fixed wireless services. Excludes integrated gateway wireless connections used for secondary or back-up connectivity.
[3]Excludes acquisition-related activity and the impact of customer disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LEGACY SEGMENT

The segment provides domestic legacy voice and data services to consumer and business customers over our copper-based network. Legacy segment results include revenues derived from copper-based services and direct operating costs.

Segment Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2026	2025	Change	2026	2025	Change
Segment Operating Revenues	$1,632	$2,202	(25.9)%	$3,400	$4,570	(25.6)%

Segment Operating Expenses
Operations and support	1,109	1,243	(10.8)%	2,265	2,592	(12.6)%
Depreciation and amortization	—	—	—%	—	—	—%
Total Operating Expenses	1,109	1,243	(10.8)%	2,265	2,592	(12.6)%
Operating Income	$523	$959	(45.5)%	$1,135	$1,978	(42.6)%

Operating Income Margin	32.0%	43.6%	(1,160)	BP	33.4%	43.3%	(990)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2026	2025	Change	2026	2025	Change
Operating Revenues
Wireless service	$780	$662	17.8%	$1,533	$1,277	20.0%
Wireless equipment	444	392	13.3%	864	748	15.5%
Total Segment Operating Revenues	1,224	1,054	16.1%	2,397	2,025	18.4%

Operating Expenses
Operations and support	997	853	16.9%	1,950	1,631	19.6%
Depreciation and amortization	189	155	21.9%	389	305	27.5%
Total Segment Operating Expenses	1,186	1,008	17.7%	2,339	1,936	20.8%
Operating Income	$38	$46	(17.4)%	$58	$89	(34.8)%

Operating Income Margin	3.1%	4.4%	(130)	BP	2.4%	4.4%	(200)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2026	2025	Change
Mexico Wireless Subscribers
Postpaid	7,457	6,180	20.7%
Prepaid	15,829	17,440	(9.2)%
Reseller	149	223	(33.2)%
Total Mexico Wireless Subscribers	23,435	23,843	(1.7)%

Second Quarter	Percent	Six-Month Period	Percent
2026	2025	Change	2026	2025	Change
Mexico Wireless Net Additions
Postpaid	369	183	—%	706	343	—%
Prepaid	(1,006)	64	—%	(1,901)	(46)	—%
Reseller	(31)	(12)	—%	(50)	(30)	(66.7)%
Total Mexico Wireless Net Additions	(668)	235	—%	(1,245)	267	—%

SUPPLEMENTAL INFORMATION - ADVANCED CONNECTIVITY

We provide supplemental information on our advanced consumer and business customer relationships in the following tables as the product lifecycles in these customer categories influence the growth trajectories of Advanced Connectivity segment results.

Consumer Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2026	2025		Change	2026	2025		Change
Operating Revenues
Wireless service	$14,992	$14,559		3.0%	$29,576	$28,929		2.2%
Advanced home internet	2,926	2,299		27.3%	5,725	4,497		27.3%
Other service	151	164		(7.9)%	309	326		(5.2)%
Total Service Revenues	18,069	17,022		6.2%	35,610	33,752		5.5%
Equipment	4,260	4,273		(0.3)%	8,871	8,519		4.1%
Total Operating Revenues	22,329	21,295		4.9%	44,481	42,271		5.2%

Operating Expenses
Operations and support	12,234	11,866		3.1%	24,823	23,667		4.9%
Depreciation and amortization	2,976	3,056		(2.6)%	5,998	6,067		(1.1)%
Total Operating Expenses	15,210	14,922		1.9%	30,821	29,734		3.7%
Operating Income	$7,119	$6,373		11.7%	$13,660	$12,537		9.0%

Operating Income Margin	31.9%	29.9%	200	BP	30.7%	29.7%	100	BP

Business Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2026	2025		Change	2026	2025		Change
Operating Revenues
Wireless service	$2,421	$2,294		5.5%	$4,778	$4,575		4.4%
Fiber and advanced connectivity	1,946	1,769		10.0%	3,828	3,524		8.6%
Transitional and other service	1,042	1,249		(16.6)%	2,125	2,543		(16.4)%
Total Service Revenues	5,409	5,312		1.8%	10,731	10,642		0.8%
Equipment	877	890		(1.5)%	1,874	1,776		5.5%
Total Operating Revenues	6,286	6,202		1.4%	12,605	12,418		1.5%

Operating Expenses
Operations and support	4,349	4,490		(3.1)%	8,673	8,936		(2.9)%
Depreciation and amortization	1,711	1,979		(13.5)%	3,394	3,941		(13.9)%
Total Operating Expenses	6,060	6,469		(6.3)%	12,067	12,877		(6.3)%
Operating Income (Loss)	$226	$(267)		—%	$538	$(459)		—%

Operating Income Margin	3.6%	(4.3)%	790	BP	4.3%	(3.7)%	800	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2026
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$17,413	$—	$780	$18,193	$—	$18,193
Consumer	14,992
Business	2,421
Advanced home internet	2,926	—	—	2,926	—	2,926
Business fiber and advanced connectivity	1,946	—	—	1,946	—	1,946
Business transitional and other	1,042	—	—	1,042	—	1,042
Other service	151	1,632	—	1,783	87	1,870
Total Service	23,478	1,632	780	25,890	87	25,977
Equipment	5,137	—	444	5,581	—	5,581
Operating Revenues	28,615	1,632	1,224	31,471	87	31,558
Operating Expenses
Operations and support expenses	16,583	1,109	997	18,689	430	19,119
Asset impairments and abandonments and restructuring	—	—	—	—	286	286
Transaction, legal and other costs	—	—	—	—	149	149
Depreciation and amortization	4,687	—	189	4,876	90	4,966
Operating Expenses	21,270	1,109	1,186	23,565	955	24,520
Operating Income (Loss)	$7,345	$523	$38	$7,906	$(868)	$7,038
Total other income (expense)						(1,216)
Income from continuing operations before income tax						$5,822

June 30, 2025
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$16,853	$—	$662	$17,515	$—	$17,515
Consumer	14,559
Business	2,294
Advanced home internet	2,299	—	—	2,299	—	2,299
Business fiber and advanced connectivity	1,769	—	—	1,769	—	1,769
Business transitional and other	1,249	—	—	1,249	—	1,249
Other service	164	2,202	—	2,366	94	2,460
Total Service	22,334	2,202	662	25,198	94	25,292
Equipment	5,163	—	392	5,555	—	5,555
Operating Revenues	27,497	2,202	1,054	30,753	94	30,847
Operating Expenses
Operations and support expenses	16,356	1,243	853	18,452	594	19,046
Asset impairments and abandonments and restructuring	—	—	—	—	—	—
Transaction, legal and other costs	—	—	—	—	49	49
Depreciation and amortization	5,035	—	155	5,190	61	5,251
Operating Expenses	21,391	1,243	1,008	23,642	704	24,346
Operating Income (Loss)	$6,106	$959	$46	$7,111	$(610)	$6,501
Total other income (expense)						(403)
Income from continuing operations before income tax						$6,098

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2026
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$34,354	$—	$1,533	$35,887	$—	$35,887
Consumer	29,576
Business	4,778
Advanced home internet	5,725	—	—	5,725	—	5,725
Business fiber and advanced connectivity	3,828	—	—	3,828	—	3,828
Business transitional and other	2,125	—	—	2,125	—	2,125
Other service	309	3,400	—	3,709	181	3,890
Total Service	46,341	3,400	1,533	51,274	181	51,455
Equipment	10,745	—	864	11,609	—	11,609
Operating Revenues	57,086	3,400	2,397	62,883	181	63,064
Operating Expenses
Operations and support expenses	33,496	2,265	1,950	37,711	1,144	38,855
Asset impairments and abandonments and restructuring	—	—	—	—	286	286
Transaction, legal and other costs	—	—	—	—	295	295
Depreciation and amortization	9,392	—	389	9,781	151	9,932
Operating Expenses	42,888	2,265	2,339	47,492	1,876	49,368
Operating Income (Loss)	$14,198	$1,135	$58	$15,391	$(1,695)	$13,696
Total other income (expense)						(2,476)
Income from continuing operations before income tax						$11,220

June 30, 2025
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$33,504	$—	$1,277	$34,781	$—	$34,781
Consumer	28,929
Business	4,575
Advanced home internet	4,497	—	—	4,497	—	4,497
Business fiber and advanced connectivity	3,524	—	—	3,524	—	3,524
Business transitional and other	2,543	—	—	2,543	—	2,543
Other service	326	4,570	—	4,896	189	5,085
Total Service	44,394	4,570	1,277	50,241	189	50,430
Equipment	10,295	—	748	11,043	—	11,043
Operating Revenues	54,689	4,570	2,025	61,284	189	61,473
Operating Expenses
Operations and support expenses	32,603	2,592	1,631	36,826	1,319	38,145
Asset impairments and abandonments and restructuring	—	—	—	—	504	504
Transaction, legal and other costs	—	—	—	—	128	128
Depreciation and amortization	10,008	—	305	10,313	128	10,441
Operating Expenses	42,611	2,592	1,936	47,139	2,079	49,218
Operating Income (Loss)	$12,078	$1,978	$89	$14,145	$(1,890)	$12,255
Total other income (expense)						(166)
Income from continuing operations before income tax						$12,089